NOTE 6 - NOTES PAYABLE: Schedule of interest expense, net of interest income (Tables)	Sep. 30, 2023
September 30, 2023
Schedule of interest expense, net of interest income
	September	September
	30, 2023	30, 2022
Interest Income	$(10,061)	$(8,660)
Interest Expense	79,947	57,317
Origination Fees	68,888	20,000
Total of Interest Expense	$138,774	$68,657